                                                                 EXHIBIT 10.22.1

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of
                                                    ---------
December 11, 1997, is entered into by and between POWERWAVE TECHNOLOGIES, INC. (the "Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the
      --------
"Bank").
 ----

                                    RECITALS
                                    --------

     A. The Borrower and the Bank are parties to a Credit Agreement dated as of August 1, 1997 (the "Credit Agreement") pursuant to which the Bank has extended
                     ----------------
certain credit facilities to the Borrower.

     B. The Borrower has requested that the Bank agree to certain amendments of the Credit Agreement.

     C. The Bank is willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used
         -------------
herein shall have the meanings, if any assigned to them in the Credit Agreement.

     2.  Amendments to Credit Agreement.
         ------------------------------

        (a) Clause (b) of the exception contained in Section 7.04 of the Credit Agreement is hereby amended and restated in its entirety so as to read as follows:

               "(b) repurchases of the Borrower's stock not to exceed $25,000,000 from and after the date hereof."

        (b) Schedule 2 to exhibit A of the Credit Agreement is hereby amended and restated in its entirety so as to read as set forth in Schedule 2 attached hereto.

     3.  Representations and Warranties.  The Borrower hereby represents and
         ------------------------------
warrants to the Bank as follows:

          (a) No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any governmental authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

          (c) All representations and warranties of the Borrower contained in the Credit Agreement are true and correct.

          (d) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other Person.

     4.  Effective Date.  This Amendment will become effective as of the date
         --------------
first above written (the "Effective Date"), provided that each of the following
                          --------------    -------- ----
conditions precedent is satisfied:

         (a) The Bank has received from the Borrower a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment.

         (b) The Bank has received from the Borrower a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

     5.  Reservation of Rights.  The Borrower acknowledges and agrees that the
         ---------------------
execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to forbear or execute similar amendments under the same or similar circumstances in the future.

     6.  Miscellaneous.
         -------------

         (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

         (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

         (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

         (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Borrower shall bind the Borrower with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy page was not received by the Bank.

         (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect hereto.

         (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

         (g) Borrower covenants to pay to or reimburse the Bank, upon demand, for all reasonable costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                              POWERWAVE TECHNOLOGIES, INC.



                              By: /s/  KEVIN T. MICHAELS
                                  -----------------------
                              Name:  Kevin T. Michaels
                              Title: Vice President, Finance and Chief
                                     Financial Officer



                              BANK OF AMERICA NATIONAL
                              TRUST AND SAVINGS
                              ASSOCIATION


                              By: /s/ DEBRA G. STAIGER
                                  --------------------
                              Name:   Debra G. Staiger
                              Title:  Vice President

                                  SCHEDULE 2
                                  ----------

                         To the Compliance Certificate
                                 ($ in 000's)/1/
                                                 Date:  _________________, 199__

                                                     For the fiscal quarter/year
                                                     Ended ______________, 199__



                                                        Actual               Required/Permitted
                                                        ------               ------------------
1.     Section 7.01(h) Other                                                 Not to exceed $2,000,000
       -----------------------
       Unsecured Indebtedness.
       -----------------------

       Unsecured Indebtedness (other than
       types listed in 7.01(a) through (g))

2.     Section 7.03 Acquisitions.                                            Not to exceed $10,000,000
       --------------------------
       Cash and debt consideration paid for
       acquisitions made from and after August 1, 1997

3.     Section 7.04(b) Stock Repurchases.
       ----------------------------------
       Stock repurchases from and after August 1,                            Not to exceed $25,000,000
       1997

4.     Section 7.10 Quick Ratio.
       -------------------------
       The ratio of:

       A.  the sum of unencumbered:

         (i)     cash

                     plus
                     ----

         (ii)    short-term investments

                     plus
                     ----

         (iii)   marketable securities not
                 classified as long-term
                 investments

                     plus
                     ----
         (iv)    current accounts receivable (net
                 of bad debt reserves)
                 (i)+(ii)+(iii)+(iv)  =

       B.  current liabilities (including                                    Not less than 1.25 to 1.00
           Advances under the Credit
           Agreement)

                  A
                 --                =                    ______________
                  B

5.     Section 7.11 Tangible Net Worth.
       -------------------------------

----------------------------------

/1/ All amounts determined on a consolidated basis and computed in accordance with GAAP, consistently applied.


                                              Not to be less than the sum of:

  Tangible Net Worth:                         Tangible Net Worth as of 3/30/97:

    (i)  gross book value of                  (i)  gross book value of assets
         assets

             less                                      less
             ----                                      ----
    (ii)  goodwill, patents,                  (ii)  goodwill, patents,
          trademarks, trade                         trademarks, trade names,
          names, organization                       organization expense,
          expense, treasury                         treasury stock,
          stock, unamortized                        unamortized debt discount
          debt discount and                         and expense, deferred
          expense, deferred                         research and development
          research and                              costs, deferred marketing
          development costs,                        expenses, other deferred
          deferred marketing                        charges and other like
          expenses, other                           intangibles
          deferred charges and
          other like intangibles

            less                                       less
            ----                                       ----

    (iii)  monies due from                    (iii)  monies due from
           affiliates, officers,                     affiliates, officers,
           directors, or                             directors, or
           shareholders of the                       shareholders of the
           Borrower or its                           Borrower or its
           Subsidiaries                              Subsidiaries

             less                                      less
             ----                                      ----

    (iv)  reserves applicable to              (iv)  reserves applicable to
          assets (including                         assets (including reserves
          reserves for                              for depreciation and
          depreciation and                          amortization)
          amortization)

            less                                      less
            ----                                      ----

    (v)  all liabilities                      (v)  all liabilities (including
         (including accrued                        accrued and deferred
         and deferred income                       income taxes and
         taxes and                                 subordinated liabilities
         subordinated
         liabilities

     (i)-(ii)-(iii)-(iv)-(v) =                  (i)-(ii)-(iii)-(iv)-(v) =
                                                                          ===============

------------------------
/2/ Calculation will need to be done for first compliance certificate only; thereafter, this number will be inserted.

6.    Section 7.12 Total
      ------------------
      Liabilities to Tangible Net
      ---------------------------
      Worth.
      -------

      The ratio of

      A.  Total liabilities
          (including Advances under the
          Credit Agreement)


      B.  Tangible Net Worth:
          (from #5 above)
                   A
                  --                              Not greater than 0.80 to 1.00
                   B                =

7.     Section 7.13 Consecutive
       ------------------------
       Quarterly Losses; Losses in
       ----------------------------
       One Quarter.
       -----------

       A.  Operating income (loss)                No loss if loss in immediately
           for fiscal quarter                     preceding fiscal quarter; no
                                                  loss in excess of 5% times
                                                  Tangible Net Worth (from #5
                                                  above)

       B.  Net income (loss) for                  No loss if loss in immediately
           fiscal quarter                         preceding fiscal quarter; no
                                                  loss in excess of 5% times
                                                  Tangible Net Worth (from #5
                                                  above)